EKHIBIT 10.6(a)






                      TRUST AGREEMENT


                          BETWEEN


              T. ROWE PRICE TRUST COMPANY AND

                DENTSPLY INTERNATIONAL INC.




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                      TRUST AGREEMENT
                          BETWEEN
              T. ROWE PRICE TRUST COMPANY AND
                DENTSPLY INTERNATIONAL INC.


      This  TRUST  AGREEMENT  ("Agreement")  is  made by and
between   DENTSPLY   INTERNATIONAL   INC.,   a   corporation
("Employer"), and T. ROWE PRICE TRUST COMPANY, a Maryland limited purpose trust company ("Trustee").

                         WITNESSETH

      WHEREAS, the Employer sponsors and maintains the DENTSPLY EMPLOYEE STOCK OWNERSHIP PLAN ("Plan"), a defined contribution plan for the benefit of all eligible employees who participate under the terms of the Plan, including their beneficiaries and alternate payees (individually, "Participant" and, collectively, "Participants"); and

      WHEREAS, the Employer intends that the Plan qualify as a leveraged employee stock ownership plan under Section
4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Plan meet the requirements of Section 4975(d)(3) of the Code; and

      WHEREAS, the Employer intends that the Plan and related trust shall qualify under Sections 401(a) and 501(a) of the Code; and

      WHEREAS, the Employer desires to establish a trust to serve as the funding vehicle for the Plan as provided under the terms of the Plan;

      NOW, THEREFORE, the Employer and the Trustee agree as follows:

                 ARTICLE I. THE TRUST FUND

1.1 Establishment of Trust Fund. The Employer hereby establishes with the Trustee a trust fund consisting of such sums of U. S. currency and such other property acceptable to the Trustee as shall from time to time be paid to the Trustee pursuant to this Agreement. All such money and property, together with all investments and reinvestments made therewith and proceeds thereof, less any payments or distributions made by the Trustee pursuant to the terms of this Agreement, are referred to as the "Trust Fund". The Trustee hereby accepts the Trust Fund and agrees to hold it in accordance with the express provisions of this instrument and the requirements of law.

1.2 Effective Date. This Agreement shall be effective as of November 1, 2000.

1.3 Named Fiduciary. The Employer and a Committee of the Employer are the named fiduciaries of the Plan ("Named Fiduciary") within the meaning of Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Named Fiduciary shall have the
power  and  duties  with  respect  to  the   management  and
control of the



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Trust   Fund  as  set   forth   in  the  Plan  and  in  this
Agreement. The term "Named Fiduciary," as used throughout this Agreement, is deemed to refer to the Named Fiduciary of the Plan, as set forth in this Section 1.3 and its duly authorized representatives. The Trustee shall not be a Named Fiduciary of the Plan.

1.4 Nature of Trustee's  Duties.  In  performing  its duties hereunder, the Trustee shall serve solely in the capacity of a directed trustee within the meaning of Section 403(a)(1) of ERISA. The Trustee shall not be deemed to be the "administrator" as defined in ERISA Section 3(16)(A), the "plan sponsor" as defined in ERISA Section 3(16)(B), or a trustee with discretion to perform more than the express ministerial duties pursuant to the terms of this Agreement.

1.5 Limitation of Trustee's Duties. The Trustee shall have no duty to: (a) determine or enforce payment of any contribution due under the Plan; (b) inquire whether any contribution made to the Trust Fund is in accordance with the terms of the Plan or law; (c) determine the adequacy of the funding policy adopted by the Employer or the Named Fiduciary; (d) inquire as to the propriety of any investment or distribution made under the Plan; or (e) ensure the tax qualified status of the Plan under the Code.

          ARTICLE II. INVESTMENT OF THE TRUST FUND

2.1 Investment of the Trust Fund - In General. The Named Fiduciary shall be solely responsible for directing the Trustee as to the investment and deposition of the Trust Fund and shall have responsibility for the overall diversification of the Trust Fund. The Trustee shall invest and reinvest the Trust Fund only as directed and the Trustee is specifically prohibited from having or exercising any discretion with respect to the investment of the Trust Fund.

2.2  Investment  Powers  of  the  Trustee.  Subject  to  the
limitations of Section 2.1, the Trustee shall invest and reinvest the Trust Fund as directed, free from any limitations imposed by state law on investments of trust funds and without distinction between income and principal, in any investment approved by the Named Fiduciary, including equity or debt securities, insurance policies and contracts, savings and time deposits, investment contracts issued by a bank, insurance company or other financial or similar institution, short-term instruments of deposit, registered investment companies (including any investment company, the advisor of which is an affiliate of the Trustee), investment partnerships or other pooled investments funds, common, collective or group trust funds (including any such fund held or maintained by the Trustee or an affiliate of the Trustee) for commingling assets of participating trusts, including but not limited to assets of retirement plans which are qualified under Section 401(a) of the Code (the instrument of trust creating any such qualified common, collective or group trust fund, to the extent of the Trust Fund's equitable share thereof, being adopted hereby). Notwithstanding the above, the assets of the Plan shall be invested primarily in shares of the common stock of the
Employer  ("Stock"),  which  shall  be  qualifying  employer securities ("Qualifying Employer Securities"), as such term is defined in Section 4975(e)(8) of the Code. The Trustee shall have the power to hold all or a portion of the Trust Fund uninvested pending receipt of clear and proper investment directions or pending receipt of a contribution amount which is necessary to carry out an investment direction.



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2.3  Investment   Funds.  At  the  direction  of  the  Named
Fiduciary,   the  Trustee   shall   establish  one  or  more
separate  investment  funds  within  the  Trust  Fund,  each separate fund being referred to as an "Investment Fund." Investment Funds shall be established by direct investment or through the medium of a bank, trust fund, insurance contract or regulated investment company, as the Named Fiduciary shall direct. Each Investment Fund shall be held and administered as part of the Trust Fund, but shall be separately invested and accounted for. To the extent authorized by the Plan and conditioned on the Trustee's
acceptance  of  such   property   pursuant  to  Section  1.1
hereof, the Named Fiduciary may direct the Trustee to establish one or more Investment Funds all or a portion of
the  assets  of  which  shall  be  invested  in   Qualifying
Employer Securities. Any such direction shall be deemed to include a certification by the Named Fiduciary that the
acquisition   and  holding  of  such   Qualifying   Employer
Securities does not constitute a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. The Employer shall be solely responsible for complying with any securities laws that may apply to Qualifying Employer Securities held in the Trust Fund.

2.4 Participant Instructions. The Named Fiduciary's investment direction to the Trustee may represent the aggregate of investment instructions of Participants with respect to the assets in each Participant's Plan account. All references in this Agreement to directions or instructions provided by the Named Fiduciary shall be deemed to include Participant instructions that are provided to the Named Fiduciary or its agent and delivered by the Named Fiduciary or its agent to the Trustee. The Named Fiduciary shall have the duty to select and monitor all Investment Funds or other investment media made available to Participants under the Plan. The Named
Fiduciary or its agent shall ensure that all Participants who are entitled to direct the investment of assets in their Plan accounts previously received or receive a copy of all material describing such Investment Funds that is required by law. If a Participant fails to direct the investment of assets in the Participant's Plan accounts as permitted by the Plan, the Named Fiduciary shall direct the Trustee as to the investment of such assets.

2.5 Appointment of Investment Manager. The Named Fiduciary may appoint one or more investment managers, as defined in Section 3(38) of ERISA ("Investment Manager")
to manage, acquire and dispose of all or a portion of the Trust Fund or an Investment Fund. The Named Fiduciary shall provide the Trustee with written notice of the appointment of each Investment Manager and of the termination of such appointment and direct the segregation of that portion of the Trust Fund to be managed by the Investment Manager. The Named Fiduciary also shall provide the Trustee with a copy of the investment management agreement and an acknowledgement by the Investment Manager that it is a fiduciary with respect to the Plan within the meaning of Section 3(21)(A) of ERISA. The Trustee shall be entitled to rely on such documents until otherwise notified in writing by the Named Fiduciary. The Trustee shall invest and reinvest such portion of the Trust Fund under the management of the Investment Manager as directed by the Investment Manager. The Trustee shall be entitled to conclusively rely upon the valuation of any securities or other property held in any portion of the Trust Fund that is provided to it by such Investment Manager for all purposes under this Agreement.

2.6 Plan Loans. At the direction of the Named Fiduciary, the Trustee shall invest assets of the Trust Fund in loans to Participants. Any such direction shall be deemed to include a certification by the Named Fiduciary that such loan is in accordance with provisions of the Plan and ERISA



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and does not  constitute a  "prohibited  transaction"  under
ERISA.  The  Trustee  shall  accept as  collateral  for each
Participant   loan  only  the  appropriate   amount  of  the
Participant's Plan account designated by the Plan document or established policies. The Trustee shall invest all loan repayments in accordance with the directions of the Named Fiduciary and shall make distributions of defaulted loans as directed by the Named Fiduciary.

2.7  Investment  and  Insurance  Contracts.   In  the  event
that insurance policies or contracts or investment contracts issued by a bank, insurance company or other financial or similar institution (including structured or synthetic investment contracts) are held in the Trust Fund at the direction of the Named Fiduciary or an Investment Manager ("Contracts"), the Trustee shall not be liable for the refusal or inability of any insurance company, bank or other financial institution to issue, change, pay proceeds or make payments due under any Contract; for the form,
terms,   genuineness,   validity  or   sufficiency   of  any
Contract; or for any delay in payment or proceeds due under any Contract. The Trustee shall not be responsible for the valuation of any Contract and the Trustee shall be entitled to conclusively rely upon such valuation provided by the issuer of the Contract for all purposes under this Agreement. The Trustee shall not be responsible for evaluating or monitoring the financial condition or status of any financial institution or insurance company issuing any such Contract which the Named Fiduciary or an
Investment Manager directs the Trustee to hold or to purchase with the Trust Fund.

2.8 Trustee's Duty and Responsibility with Respect to the Trust Fund. The Trustee shall have no duty to question any action or direction of the Employer, the Named Fiduciary, an Investment Manager or a Participant (pursuant to the provisions of Section 5.3) or the failure of the Employer, the Named Fiduciary, an Investment Manager or a Participant to give directions, or to review the securities or other investments which are held pursuant to directions of the Employer, the Named
Fiduciary, an Investment Manager or a Participant as to the investment, reinvestment, retention or disposition of any such assets. The Trustee shall not have any responsibility for diversification of such assets, for any loss to or depreciation of such assets resulting from the purchase, retention or sale of assets in accordance with the direction of the Employer, the Named Fiduciary, an Investment Manager or a Participant. The Trustee shall not be responsible for any investment action taken or omitted by the Trustee in accordance with any direction of the Employer, the Named Fiduciary, an Investment Manager or Participant; any investment inaction in the absence of an investment direction from the Employer, the Named Fiduciary, an Investment Manager or Participant; or any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer, the Named Fiduciary, an Investment Manager or Participant directly with a broker, dealer or issuer.

2.9 Leveraged Acquisitions of Stock. It is specifically contemplated that the Trust Fund will operate pursuant to a leveraged employee stock ownership plan and that the Trustee will, solely at the direction of the Named Fiduciary, incur indebtedness for the purpose of acquiring Stock. Following the original leveraged acquisition of
Stock, the Named Fiduciary may from time to time direct the Trustee to incur such indebtedness (including indebtedness to the Employer) on behalf of the Trust Fund (an "ESOP Loan") on such terms and conditions as the Named Fiduciary shall determine. Any such ESOP Loan shall meet all of the requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Participants. The proceeds of any



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such  ESOP  Loan  shall be used,  within a  reasonable  time after the ESOP Loan is obtained, only to purchase Stock or to repay such ESOP Loan or a prior ESOP Loan. Any such ESOP Loan shall provide for no more than a reasonable rate of interest and must be without recourse against the Plan and Trust Fund. The number of years to maturity under the ESOP Loan must be definitely ascertainable at all times.
The ESOP Loan may not be payable at the demand of any person, except in the case of a default. The only assets of the Trust Fund that may be given as collateral for an
ESOP Loan are shares of Stock acquired with the proceeds of the ESOP Loan and shares of Stock that were used as collateral on prior ESOP Loans repaid with the proceeds of the current ESOP Loan. In the event that Stock is used as collateral for an ESOP Loan, such Stock shall be released from such encumbrance at an annual rate which is geared to the total repayment (principal plus interest) of the ESOP Loan or the rate of principal repayment of the ESOP Loan, provided that in either case all applicable requirements
of  the  applicable  regulations  shall  be  satisfied.   No
person entitled to payment under an ESOP Loan shall be entitled to payment from the Trust Fund other than from shares of Stock acquired with the proceeds of the ESOP
Loan that are collateral for the ESOP Loan, Employer contributions made under the Plan for the purpose of satisfying the ESOP Loan obligation, earnings attributable to such Stock and such Employer contributions, and such
other  assets,   if  any,  as  to  which   recourse  may  be
permitted under Section 4975 of the Code. Payments of principal and interest on any such ESOP Loans shall be made by the Trustee, as directed by the Named Fiduciary, only from (1) Employer contributions made under the Plan for the purpose of satisfying such ESOP Loan obligation, earnings on such contributions and earnings on shares of Stock acquired with the proceeds of such ESOP Loan, (2) the proceeds of a subsequent ESOP Loan made to repay the prior ESOP Loan, and/ or (3) the proceeds of the sale of
any  collateralized   shares  of  Stock  acquired  with  the
proceeds  of such  ESOP  Loan.  In the  event  of a  default
under  an  ESOP  Loan,   the  value  of  Trust  Fund  assets
transferred to the lender shall not exceed the amount of the default, provided further that if the lender is a "party in interest" within the meaning of ERISA Section 3(14) or a "disqualified person" within the meaning of
Section 4975(e)(2) of the Code, a transfer of Trust Fund assets upon default shall be made only if, and to the extent of, the Trust Fund's failure to meet the ESOP Loan's payment schedule.

2.10   Knowledge  of  the  Trustee.   When  the  Trustee  is
subject to the direction of the Employer, the Named Fiduciary, or an Investment Manager in performing its duties under this Agreement, the Trustee's responsibilities will be limited to certain ministerial duties with respect to the portion of the Trust Fund subject to such direction, which duties do not involve the exercise of any discretionary authority to manage or control Trust Fund assets and which duties will be performed in the normal course of business by employees of the Trustee, its affiliates or agents who are unfamiliar with investment management ("Ministerial Duties"). Except as required by Section 403(a)(1) of ERISA, the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have reviewed, any transaction involving the investment of the Trust Fund which it is directed to perform by the Employer, the Named Fiduciary or an Investment Manager except to the extent necessary to perform these Ministerial Duties in accordance with such direction.


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    ARTICLE III. OTHER MINISTERIAL DUTIES OF THE TRUSTEE

3.1 Other Ministerial Duties of the Trustee. The Trustee is authorized and empowered with respect to the Trust Fund to perform the following Ministerial Duties necessary to effectuate the instructions and directions of the Named Fiduciary, the Plan Administrator, an Investment Manager or a Participant:

      a) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

      b) To register any investment held by it in the name of the Trustee or in the name of any custodian or its nominee, with or without words indicating that such securities are held in a fiduciary capacity, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund.

      c) To hold or to appoint an agent or custodian to hold any property hereunder in bearer form or in its own name or the name of its nominee and to deposit or arrange for the deposit of any securities or other property in a securities depository or clearing agency; provided, however, that the Trustee may not serve as custodian or appoint or terminate a custodian for any plan assets, as defined in ERISA and the regulations thereunder, which are managed by an affiliate of the Trustee. Any agent or custodian so appointed shall be paid fees as mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as other expenses of the Trust Fund. The Trustee shall not hold any property or securities hereunder in the same account as any individual property of the Trustee.

      d) To retain custody of original executed documents evidencing loans to Participants made after the effective date of this Agreement and, to the extent provided to the Trustee by the Employer, original executed documents evidencing outstanding loans to Participants made prior to the effective date of this Agreement.

      e) To employ suitable agents, counsel, financial consultants, valuation experts or other professionals (who may also be agents, counsel, consultants or experts for the Employer or the Named Fiduciary) and to pay their reasonable expenses and compensation out of the Trust Fund.

      f) To trade all securities held in the Trust Fund as soon as possible after an order is received and processed by the Trustee or its agent in accordance with directions of the Employer, the Named Fiduciary or an Investment Manager, taking into account any trade delays which may occur due to stock market constraints or the liquidity of the security.

      g) Solely at the written direction of the Named Fiduciary, to borrow or raise monies for the purpose of the Trust Fund from any source and, for any sum borrowed, to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, but nothing contained herein shall obligate the
Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee



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 shall be bound to see the  application  of money  loaned or to inquire into the validity or propriety of any such borrowing.

      Each and all of the foregoing powers may be exercised without a court order or approval.

3.2 Valuation of Trust Fund. The Trustee, as of the valuation date set forth in the Plan and at such other time or times as is necessary or as the Trustee and the
Named Fiduciary agree, shall determine the net worth of the assets of the Trust Fund. The valuation shall be based upon valuations provided by Investment Managers, trustees of common trust funds, sponsors of registered investment companies, records of securities exchanges or valuation services, market data providers or qualified appraisers. Notwithstanding the foregoing, the Trustee shall not be responsible for providing the value of any Contracts, as described in Section 2.7, or for any asset which is not liquid or not publicly traded, the value of which shall be provided by the Named Fiduciary. The Trustee may obtain the opinions of qualified appraisers, as necessary in the discretion of the Trustee, to determine the fair market value of Qualifying Employer Securities, the fees of which appraiser shall, unless paid by the Employer, be paid from the Trust Fund.

3.3 Trust Records. The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust Fund. The Trustee agrees to treat as confidential all records and other information relative to the Trust Fund. The Trustee shall not disclose such records and other information to third parties except to the extent required by law or as requested in writing by the Employer. The Trustee agrees to permit the Employer to inspect the records of the Trust Fund maintained by the Trustee during regular business hours and to permit the Employer to audit the same upon the giving of reasonable notice to the Trustee. The Trustee further agrees that it will provide the Employer with information and records that the Employer may reasonably require in order to perform audits of such records.

3.4 Confidentiality/ Security of Records. Trustee and Employer agree to treat as confidential and use only in connection with this Agreement all Plan data, records, computer programs and software, reports and other documents, which are furnished to the other under this Agreement. Trustee and Employer will protect the security of such records and will not disclose such records or other information to third parties except as required by law or when requested to do so by the other; provided, however, that the Trustee may disclose such records or information to its agents in the course of performing its duties under this Agreement.

3.5 Accounting. Within 90 days after the close of the Plan's fiscal year or such other period as the Employer and the Trustee may agree, and within 90 days after the resignation or removal of the Trustee, as provided herein, the Trustee shall file with the Employer a written account setting forth all investments, receipts, disbursement and other transactions effected by it during such fiscal year or during the period from the close of the last fiscal year to the date of such resignation or removal. Unless the Employer files written objections to such account with the Trustee within 180 days after the filing of such account with the Employer, the accounting shall be deemed to be approved and the Trustee shall, to the maximum extent permitted by applicable law, be released and forever discharged from all liability for further accountability to the Employer for the accuracy of such accounting and for the propriety of all acts and the transactions of the Trustee reflected in such account. If written objections are specified and the matters in controversy cannot be settled between the Employer and the Trustee, the Trustee may apply for a judicial settlement of the account, the costs of such settlement being allowed as an expense of the Trust Fund. The only necessary party thereto in addition to the Trustee shall be the Employer.

3.6  Distributions  and Other  Payments.  The Trustee  shall make payment to such persons, including the Employer, the Trustee, the Named Fiduciary, the Plan recordkeeper and Participants, as the Named Fiduciary may direct from time to time. The Named Fiduciary shall be responsible for insuring that any distribution or other payment from the Trust Fund conforms to the provisions of the Plan and ERISA. Excluding those fees and expenses set forth in this Agreement and the Plan's recordkeeping agreement, which may be paid from the Trust Fund if not paid directly by the Employer, the Named Fiduciary's direction to pay fees or expenses relating to the administration of the Plan or Trust Fund shall be in the form of a certificate substantially in the form as set forth in Exhibit "A". Notwithstanding any other provisions of this Agreement, the Trustee may condition any distribution or other payment of Trust Fund assets upon receipt of satisfactory assurances that the approval of appropriate governmental agencies or other authorities has been secured and that all notice and other procedures required by applicable law have been satisfied. The Trustee shall be entitled to rely conclusively upon the Named Fiduciary's directions and shall not be liable for any distribution or other payment made in reliance upon the Named Fiduciary's directions.

3.7 Limitation of Duties. The Trustee is a party to this Agreement solely for the purposes set forth herein and neither the Trustee nor any of its officers, directors, employees or agents shall have any duties or obligations with respect to the Trust Fund, except as expressly set forth herein. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer or the Named Fiduciary with respect to the performance of the Employer's or Named Fiduciary's duties and obligations set forth in this Agreement and in the Plan. The Trustee may rely upon such information, direction, action or inaction of the Employer or the Named Fiduciary as being proper under the Plan or the Agreement and is not required to inquire into the propriety of any such information, direction, action or inaction.

             ARTICLE IV. DUTIES OF THE EMPLOYER

4.1 Duties of the Employer. In addition to any duties of the Employer otherwise prescribed in this Agreement, the Employer, individually or through the Named Fiduciary, shall be responsible for performing the following functions with respect to the Trust Fund:

      a) Transmitting all Trust Fund contributions made by or on behalf of each Participant to the Trustee at such times and in such manner as is mutually agreed between the Employer and the Trustee;

      b) Providing the Trustee with such information and data relevant to the Plan as is necessary for the Trustee to properly perform its duties hereunder;

      c)  Providing  to the Trustee,  on a timely  basis,  a
copy of the  Plan  document  including  all  amendments  and
restatements,   and  a  copy  of  the  Plan's  determination
letter from the Internal Revenue Service;

      d) Determining that the contributions made by or on the behalf of each Participant are in accordance with any applicable federal and state law and regulations;

      e) Assuring that the Plan maintains qualified status under Section 401(a) of the Code at all times while any Plan assets are held in the Trust Fund;

      f) Providing the Trustee with the value of any Contracts;

      g)  Determining   the  suitability  of  and  selecting
every  investment  offered  as an  option  under  the  Plan,
including   but   not   limited   to   Qualifying   Employer
Securities;

      h) Determining that loans to Participants are made and administered in accordance with the Plan, ERISA and the Code;

      i)   Determining   that   all   payments,    including
distributions to Participants, are reasonable, proper and in accordance with the Plan, ERISA and the Code;

      j) Determining whether any domestic relations order is "qualified" in accordance with Code Section 414(p) and directing the Trustee as to how to effect any such order;
and

      k) Meeting any U.S. securities laws that may apply with respect to offering Qualifying Employer Securities as an investment option under the Plan. This includes, but is not limited to, registering such stock with the Securities and Exchange Commission ("SEC") and other government agencies, filing reports with the SEC and other government agencies, and preparing prospectuses, proxy solicitations and other similar materials.

        ARTICLE V. VOTING, TENDER AND SIMILAR RIGHTS

5.1 General Provisions. Except to the extent otherwise provided in Section 5.3(a) and 5.3(c) of this Agreement, the Named Fiduciary (or the Investment Manager with respect to assets under its management) shall direct the Trustee as to the manner in which it shall; (i) vote in person or by proxy, general or special, any securities held in the Trust Fund; (ii) exercise conversion privileges, subscription rights and other options; and
(iii) participate in or dissent from reorganizations, tender offers or other changes in property rights.

5.2 Receipt of Notices. Upon receipt, the Trustee shall transmit to the Named Fiduciary (or to the Investment Manager with the respect to assets under its management) all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any investment in the Trust Fund, which notices are received by the Trustee from its agents or custodian, from issuers of securities and from the party (or its agents) extending such rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any investments in the Trust Fund.

5.3  Qualifying Employer Securities.

      a) General.  The  Trustee  shall  exercise  all voting
or tender offer rights with respect to any Qualifying Employer Securities in the Trust Fund which are allocated to the Plan accounts of Participants in accordance with instructions from Participants. Each Participant shall be a named fiduciary within the meaning of Section 403(a)(1) of ERISA for the purpose of directing the voting and tendering of Qualifying Employer Securities allocated to his Plan account. Each Participant may direct the Trustee, confidentially, how to vote or whether or not to tender the Qualifying Employer Securities representing shares allocated to his Plan account. Upon timely receipt of direction, the Trustee shall vote or tender all such shares of Qualifying Employer Securities as directed by the Participants. In the case of a tender offer or other right or options with respect to Qualifying Employer Securities, a Participant who does not issue valid directions to the Trustee to sell, offer to sell, exchange or otherwise dispose of such Qualifying Employer Securities shall be deemed to have directed the Trustee that such shares allocated to his Plan account remain invested in Qualifying Employer Securities. The Trustee is authorized to retain independent counsel and/or valuation experts to assist it in performing any of its duties or obligations in the event of a tender offer or other right or options with respect to Qualifying Employer Securities, the fees of which independent counsel or valuation expert shall, unless paid by the Employer, be paid from the Trust Fund. The Employer shall provide the Trustee with all information and assistance that the Trustee may reasonably request in order for the Trustee to perform its duties hereunder.

      b) Voting Shares For Which No Participant Direction is Received. For all shareholder meetings other than those for which the Named Fiduciary directs the Trustee not to vote in accordance with Section 5.3(c) hereof, the Named Fiduciary directs the Trustee to vote shares of Qualifying Employer Securities allocated to Participants' Plan accounts for which no Participant direction is received as directed by the Named Fiduciary. Other than as provided for in Section 5.3(a) with respect to tender offers, the Named Fiduciary will not instruct the Trustee that the shares remain unvoted.

      c)  Direction  Not to Vote.  If the  Employer  opts to
comply  with  ERISA  Section  404(c)  and  the   regulations
issued thereunder, the Named Fiduciary may direct the Trustee not to vote shares of Qualifying Employer Securities allocated to Participant's Plan accounts for which no Participant direction is received by completing Exhibit "B" on an annual basis within a reasonable time prior to the date of each shareholder meeting relating to Qualifying Employer Securities. The Trustee is entitled to rely upon such certification without further investigation. Upon receipt of a properly executed Exhibit "B" prior to the shareholder meeting, the Trustee shall not vote proxies for those Participant's shares with respect to that shareholder meeting for which no instruction is received. The Named Fiduciary shall use reasonable procedures to inform Participants as to what action will be taken in the absence of such affirmative instructions. If the Named Fiduciary fails to file an Exhibit "B" certification with the Trustee prior to the shareholder meeting, the Trustee shall follow the procedures established in Section 5.3(b) of this Agreement with respect to voting of proxies for that shareholder meeting.


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

       ARTICLE VI. RESIGNATION OR REMOVAL OF TRUSTEE

6.1 Resignation or Removal of Trustee. The Trustee may resign at any time upon 60 days' prior written notice to the Employer and the Employer may remove the Trustee at anytime upon 60 days' prior written notice to the
Trustee. If mutually agreed upon between the parties, the 60 days' notice may be waived or reduced. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon receipt by the Trustee of written acceptance of such appointment by the successor trustee, the Trustee shall transfer and pay over to the successor the Trust Fund and all records (or copies) pertaining thereto. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge against the Trust Fund or against the Trustee, with any balance of such reserve remaining after payment of all such items to be paid over to the successor trustee. Upon the transfer and payment over the assets of the Trust Fund and upon the settlement or approval of the account for the Trustee pursuant to Section 3.5 herein, the Trustee shall be released and discharged from any and all claims, demands, duties and obligations arising out of the Trust Fund and its management thereof.

6.2 Employer's Failure to Appoint Successor Trustee. If the Employer has not appointed a successor trustee which has accepted such appointment as of the effective date of the Trustee's resignation or removal, the Trustee shall have the right to apply to a court of competent jurisdiction for the appointment of such successor or for a determination of its rights and obligations, the costs of such action, unless paid by the Employer, being paid from the Trust Fund.

                 ARTICLE VII. AMENDMENT AND
             TERMINATION OF THE TRUST AGREEMENT

7.1 Amendment. The Employer and the Trustee may amend this Agreement at any time by a written agreement between them; provided, however, that no such amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than the exclusive benefit of Participants and defraying reasonable expenses of administering the Plan and trust created under this Agreement.

7.2 Termination. This Agreement and the trust created hereunder shall terminate upon the termination of the
Plan,  unless  expressly  extended  by  the  Employer.   The
trust also shall terminate upon the dissolution or liquidation of the Employer where no successor has elected to continue the Plan and this Agreement. Termination of the trust shall be effected by distribution of all Trust Fund assets to the Participants or other persons entitled thereto pursuant to the direction of the Named Fiduciary, subject to the Trustee's right to reserve funds as provided in Section 6.1 hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid.



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

                ARTICLE VIII . MISCELLANEOUS

8.1 Exclusive Benefit. This trust has been established for the exclusive benefit of the Participants. Except as provided herein, it shall be impossible at any time prior to the satisfaction of all liabilities to the Participants for any part of the principal or income of the Trust Fund (other than such part as is required to pay taxes, administrative expenses or return of contributions to the Employer as provided in Section 8.2 herein) to be paid or diverted to the Employer or to be used for any purpose whatsoever other than for the exclusive benefit of the Participants.

8.2 Return of Contributions. The Trustee shall return contributions to the Employer upon the Employer's written direction for any of the following reasons: (i) the contribution is made by reason of a mistake of fact as described in Section 403(c) of ERISA, (ii) the contribution is conditioned on initial qualification of the  Plan  under  Section  401(a)  of the  Code and the Plan does not so qualify, or (iii) the contribution is conditioned on its deductibility under Section 404 of the Code and the contribution is not deductible. Contributions returned to the Employer under this Section
8.2 shall be paid to the Employer within one year after the Employer's payment of such mistaken contribution, the date of denial of initial qualification or date of disallowance of the deduction, if the Employer so directs the Trustee in writing. In making such a return of assets to the Employer, the Trustee shall accept the Employer's written direction as its warranty that such return is provided for in the Plan and complies with the Plan document and ERISA Section 403(c), and the Trustee may rely on such warranty without further investigation.

8.3 Nonalienation of Benefits. No rights or claims to any of the monies or other assets of the Trust Fund shall be assignable, nor shall such rights or claims be subject to garnishment, attachment, execution or levy of any kind; and any attempt to transfer, assign or pledge the same, except as specifically permitted by law, shall not be recognized by the Trustee.

8.4 Written Instruction. Any direction of the Employer or the Named Fiduciary pursuant to any provisions of this Agreement shall be set forth in writing from the Employer or the Named Fiduciary to the Trustee and the Trustee shall be fully protected in relying upon such written direction of the Employer or Named Fiduciary. For purposes of this Section 8.4, written instructions shall include the electronic or telephonic transmission of information or data as mutually agreed upon by the Trustee and the Employer. The Trustee shall be fully protected in relying upon any communication that the Trustee reasonably believes to have been given by the Employer or the Named Fiduciary or their duly authorized representatives, or any individual having apparent authority as such. The Trustee shall receive all directions or instructions in writing provided that the Trustee may accept oral directions for purchases or sales from the Named Fiduciary via telephone or other electronic procedures as agreed to between the Employer and the recordkeeper for the Plan.

8.5 Indemnification and Hold Harmless. The Employer shall indemnify and hold harmless the Trustee (including its employees, representatives and agents) from and against any liability, loss or expense (including reasonable attorneys' fees) arising out of: (a) the Trustee's performance of its duties or responsibilities under this Agreement, except to the extent that such loss or expense arises from the Trustee's own willful misconduct or gross negligence, (b) any action taken by the

 Trustee in accordance with the direction or instructions of the Employer, the Named Fiduciary, a Participant or an Investment Manager, (c) any matter relating to the Plan for which the Trustee has no responsibility, control or liability under this Agreement, and (d) the failure of the Named Fiduciary or the Employer (including its employees, representatives and agents) to perform its duties under this Agreement or with respect to the Plan; provided, however, that this Section 8.5 shall not be construed to relieve the Trustee from responsibility or liability for any duty imposed upon directed trustees under Section 403(a)(1) of ERISA.

8.6  Trustee's  Fees,   Expenses  and  Taxes.   The  Trustee
shall be paid a fee of $5000.00 annually as compensation for its services hereunder. This fee is a combined fee for both the Plan and the Dentsply International Inc. 401(k) Savings Plan. The Trustee shall give 90 days advance written notice to the Employer whenever its fees are changed. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon the Trust Fund, and any expenses incurred by the Trustee in the performance of its duties hereunder, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust Fund.

8.7  Merger,  Consolidation  or  Transfer.  In the  event of the merger, consolidation or transfer of any portion of the Trust Fund to a trust fund held under any other plan, the Trustee shall dispose of all or part, as the case may be, of the Trust Fund, in accordance with the written directions of the Named Fiduciary, subject to the right of the Trustee to reserve funds as provided in Section 6.1 hereof.

8.8 Conflict with the Plan Document. In the event of any conflict between the provisions of the Plan document and this Agreement with respect to the rights or obligations of the Trustee, the provisions of this Agreement shall prevail.

8.9   Construction.   Whenever   used  in  this   Agreement,
unless the context indicates otherwise, the singular shall include the plural, the plural shall include the singular, and the male gender shall include the female gender.

8.10  Headings.  Headings  in this  Agreement  are  inserted solely  for  convenience  of  reference  and  shall  neither
constitute  a  part  of  this  Agreement,   nor  affect  its
meaning, construction or intent.

8.11 Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Trust Agreement shall be construed and enforced as if such provision had not been included.

8.12  Surviving  Sections.  Notwithstanding  any Sections of
this  Agreement to the  contrary,  Sections  6.1,  6.2, 7.2,
8.5  and  8.6  shall   survive  the   termination   of  this
Agreement.

8.13    Law    Governing.    This    Agreement    shall   be
administered, construed and enforced according to the laws of the State of Maryland and applicable federal law.

8.14  Predecessor  and  Successor   Trustees.   The  Trustee
shall not be responsible and shall have no liability for the acts or omissions of any of its predecessors or successors.

8.15  Successors  and  Assigns.   This  Agreement  shall  be
binding upon the successors and assigns of the parties hereto.

8.16 Entire Agreement; Modification. This instrument contains the entire agreement of the parties signatory hereto. Except as provided in Section 8.6, no modification, amendment or waiver of any provision of this Agreement will be effective unless in writing and signed by all parties hereto.

8.17  Signature   Authority.   The  person   executing  this
Agreement on behalf of the Employer certifies that he or she is duly authorized by the Employer consistent with the terms of the Plan to do so.

IN WITNESS WHEREOF, the Employer and the Trustee have caused their duly authorized officers to execute this Agreement on the date as written below.




ATTEST/WITNESS:                DENTSPLY INTERNATIONAL INC.

_____________________________       By:    __________________________________


      --------------------------------------
                               Title

      --------------------------------------
                               Date



ATTEST/WITNESS:                T. ROWE PRICE TRUST COMPANY

______________________________ By:    ___________________________________
                                       Vice President



      ---------------------------------------
                               Date

                         EXHIBIT A

               TO THE TRUST AGREEMENT BETWEEN
T. ROWE PRICE TRUST COMPANY AND DENTSPLY INTERNATIONAL INC.

        PAYMENT OF PLAN EXPENSES FROM THE TRUST FUND



      Excluding Plan recordkeeping and Trustee fees and expenses, the Employer shall submit to the  Trustee  all  expenses  to be  charged  to the Trust
Fund. Each submission also shall include the following certification executed by the Named Fiduciary:

                I hereby  certify  that  these  expenditures
                     reflect administrative
                expenses  solely for the  DENTSPLY
                Employee  Stock  Ownership for the
                period of _________  and that such
                expenses     are     proper    and
                reasonable.

      Each submission shall also include an explanation of the purpose of the expenditure and an invoice where relevant.



------------------------------------------
[Print Name]

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Title

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Date

                         EXHIBIT B

               TO THE TRUST AGREEMENT BETWEEN
   T. ROWE TRUST COMPANY AND DENTSPLY INTERNATIONAL INC.

   CERTIFICATION OF COMPLIANCE WITH ERISA SECTION 404(c)
                 AND APPLICABLE REGULATIONS



      The Employer shall submit to the Trustee the following certification, executed by the Named Fiduciary, within a reasonable time prior to each shareholder meeting for Qualified Employer Securities if the Trustee is not to vote unvoted shares:

                I   represent   that   I   am   an
                authorized  representative  of the
                Named  Fiduciary  of the  DENTSPLY
                Employee   Stock   Ownership  Plan
                ("Plan").   In  such  capacity,  I
                hereby  certify  that  the Plan is
                in  compliance  with ERISA Section
                404(c)    and   the    regulations
                issued    thereunder    and   that
                unvoted   shares   of   Qualifying
                Employer    Securities   held   in
                Participants'  Plan  accounts  for
                which  no  Participant   direction
                is  received  should not be voted,
                as described  in Section  _____ of
                the Plan.


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